NAI-1538763146v17 EXECUTION VERSION AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT This AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of March 1, 2024, between CompoSecure, L.L.C., a Delaware limited liability company (the “Borrower”), CompoSecure Holdings, L.L.C., a Delaware limited liability company (“Holdings”), the other Loan Parties (as defined in the Credit Agreement (as defined below)) party hereto, JPMorgan Chase Bank, N.A., as a Lender and as the administrative agent (in such capacity, the “Administrative Agent”), and the other Lenders party hereto (the “Consenting Lenders”). RECITALS: WHEREAS, the Borrower, Holdings, the other Loan Parties party thereto, the Administrative Agent and the lenders from time to time party thereto (the “Lenders”) are parties to that certain Third Amended and Restated Credit Agreement, dated as of December 21, 2021, as amended by Amendment No. 1 thereto, dated as of February 28, 2023 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment, the “Credit Agreement”); and WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders party hereto agree to amend certain provisions of the Existing Credit Agreement, and, subject to the satisfaction of the conditions set forth herein, the Administrative Agent and the Lenders party hereto are willing to do so, on the terms and conditions set forth herein; and NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the Borrower, the Lenders party hereto, and the Administrative Agent hereby covenant and agree as follows: Section 1. Definitions. Unless otherwise specifically defined herein, each term used herein (and in the recitals above) that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in each of the Loan Documents shall from and after the date hereof refer to such applicable Loan Document, as amended hereby. Section 2. Amendments. Effective as of the Amendment No. 2 Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows: (a) Section 1.01 is hereby amended by adding the following definitions in appropriate alphabetical order: "Amendment No. 2 Effective Date” means March 1, 2024. "Specified Basket Amount” means $40,000,000 minus (x) the aggregate amount of Specified Holdings Distributions made on or after the Amendment No. 2 Effective Date, minus (y) the aggregate amount of Specified PubCo Loans made on or after the Amendment No. 2 Effective Date plus (z) the aggregate amount of principal prepayments made by PubCo after the Amendment No. 2 Effective Date under the Specified PubCo Loans. “Specified Holdings Distributions” means distributions made by Borrower to Holdings in an aggregate amount not to exceed the Specified Basket Amount, the proceeds of which shall be used by Holdings substantially concurrently with the making of such

NAI-1538763146v17 2 Specified Holdings Distributions to repurchase or redeem the Permitted Convertible Notes pursuant to Section 6.08(a)(ix). “Specified PubCo Loans” means loans and advances made by Borrower to PubCo in an aggregate amount not to exceed the Specified Basket Amount at any time outstanding, all of the proceeds of which shall be used by PubCo to purchase Equity Interests of PubCo as permitted under Section 6.04(r), substantially concurrently with the incurrence of such Specified PubCo Loans; provided, further, that the Specified PubCo Loans shall (i) bear interest at a market rate (not to be less than the interest paid hereunder) (ii) have a maturity date not later than the fifth anniversary of the Amendment No. 2 Effective Date and (iii) be evidenced by a promissory note pledged to the Administrative Agent pursuant to the Security Agreement; and provided, further, that in no event shall the principal amount of the Specified PubCo Loans or any interest payable thereunder be reduced or forgiven. (b) Section 1.01 is hereby amended by modifying the definition of “Permitted Tax Distribution” so that such definition, as amended, shall read as follows: “Permitted Tax Distributions” means Restricted Payments to the equity holders of Holdings for the payment of income taxes in accordance with Section 8.4(a) of the Holdings LLC Agreement as in effect on the Amendment No. 2 Effective Date. (c) Section 5.08(a) is hereby modified in its entirety so that such section, as so modified, shall read as follows: (a) The proceeds of the Loans and the Letters of Credit will be used only to refinance existing Indebtedness of the Borrower owing to the Lenders and to finance the working capital needs/for general corporate purposes of the Borrower and its Subsidiaries in the ordinary course of business and to fund Investments, Restricted Payments and repayment of Indebtedness permitted hereunder. No part of the proceeds of any Loan and no Letter of Credit will be used, whether directly or indirectly, (i) for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X. (d) Section 6.03(f) is hereby modified in its entirety so that such section, as so modified, shall read as follows: (f) Holdings will not engage in any business or activity other than (i) the ownership of all of the outstanding Equity Interests of the Borrower and activities incidental thereto and (ii) the receipt of the Specified Holdings Distributions and the use of the proceeds thereof to repurchase or redeem the Permitted Convertible Notes in accordance with the terms thereof. Holdings will not own or acquire any assets (other than Equity Interests of the Borrower and the cash proceeds of any Restricted Payments permitted by Section 6.08) or incur any liabilities (other than liabilities under the Loan Documents and liabilities reasonably incurred in connection with its maintenance of its existence and its activities incidental to holding the Equity Interests of the Borrower (including the incurrence of D&O insurance and engaging auditors)).

NAI-1538763146v17 3 (e) Section 6.04(d) is hereby modified in its entirety so that such section, as so modified, shall read as follows: (d) loans or advances (x) made by any Loan Party to any Subsidiary, (y) made by any Subsidiary to a Loan Party or any other Subsidiary and (z) made by any Loan Party to Holdings, and by Holdings to PubCo, provided that (i) any such loans and advances in excess of $2,000,000 made by a Loan Party shall be evidenced by a promissory note pledged pursuant to the Security Agreement, (ii) the amount of such loans and advances made by Loan Parties to Subsidiaries that are not Loan Parties (together with outstanding investments permitted under Section 6.04(c) and outstanding Guarantees permitted under Section 6.04(e)) shall not exceed $2,000,000 at any time outstanding (in each case determined without regard to any write-downs or write-offs) and (iii) the amount of such loans and advances made to Holdings or by Holdings to PubCo to fund operational and business expenses of Holdings and PubCo, consistent with the limitations of Section 6.03(f), together with any Restricted Payments made to Holdings and/or PubCo pursuant to Section 6.08(a)(iii)(x), shall not exceed $8,000,000 in the aggregate in any fiscal year of Holdings. (f) Section 6.04 is hereby amended by (i) replacing the “; and” following clause (p) thereof with “;”; (ii) re-numbering clause (q) thereof as clause (s); and (iii) adding the new clauses (q) and (r) below immediately following clause (p) thereof: (q) the Specified PubCo Loans, provided, that as of the date of incurrence of any Specified PubCo Loan, no Event of Default shall have occurred and be continuing or would result from the incurrence thereof; (r) so long as (x) no Event of Default shall have occurred and be continuing or would result from the making thereof and (y) the Borrower’s Senior Secured Leverage Ratio for the period of four consecutive fiscal quarters ended on or most recently prior to such date would be less than 2.50 to 1.00, in each case, after giving pro forma effect to such transaction, Borrower may make Specified Holdings Distributions and Holdings may use the proceeds of such Specified Holdings Distributions to repurchase or redeem the Permitted Convertible Notes in accordance with the terms thereof in an aggregate amount not to exceed the Specified Basket Amount; and (g) Section 6.08(a) is hereby amended by (i) replacing the “; and” following clause (vii) with “;”; (ii) replacing the “.” following clause (viii) with “; and” and (iii) adding the new clause (ix) immediately following clause (viii) thereof: (ix) to the extent constituting Restricted Payments, Borrower and Holdings may (A) make Specified PubCo Loans to PubCo as permitted under Section 6.04(q) and (B) make Specified Holdings Distributions as permitted under Section 6.04(r), in the case of (A) and (B) in an aggregate amount not to exceed the Specified Basket Amount. Section 3. Effectiveness. 3.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (the date on which all such conditions are satisfied and/or waived, the “Amendment No. 2 Effective Date”):

NAI-1538763146v17 4 (i) this Amendment shall have been executed by Holdings, the Borrower, the other Loan Parties party hereto, the Administrative Agent and the Lenders, and counterparts hereof as so executed shall have been delivered to the Administrative Agent; (ii) the Administrative Agent shall have received a fee letter, in form and substance satisfactory to the Administrative Agent (the “Amendment No. 2 Fee Letter”) from the Borrower; (iii) the Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Amendment No. 2 Effective Date and executed by its Secretary, Assistant Secretary or other executive officer of such Loan Party, which shall (A) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of the Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the officers of such Loan Party authorized to sign the Loan Documents to which it is a party and, in the case of the Borrower, its Financial Officers, and (C) contain appropriate attachments, including the charter, articles or certificate of organization or incorporation of such Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its bylaws or operating, management or partnership agreement, or other organizational or governing documents, or, in the case of the foregoing clause (C), certifying that no changes have been made to such documents since the last time delivered to the Administrative Agent; and (ii) a good standing certificate for such Loan Party from its jurisdiction of organization; (iv) all representations and warranties of the Loan Parties contained herein or in the other Loan Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of Amendment No. 2 Effective Date, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made, it being understood and agreed that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects; (v) the Administrative Agent’s receipt, on behalf of each Consenting Lender, of an amendment fee equal to $5,000 per Consenting Lender (the “Amendment Fees”), and such Amendment Fees shall be (i) deemed fully earned and due and payable upon satisfaction of all of the other conditions to effectiveness set forth in this Section 3 and (ii) nonrefundable; and (vi) the Administrative Agent shall have received all other fees payable to the Administrative Agent and any fees payable to the Lenders in connection with this Amendment and the Amendment No. 2 Fee Letter, together with all documented out-of-pocket expenses (including reasonable fees and disbursements of counsel to the Administrative Agent) in connection with the preparation, negotiation and effectiveness of this Amendment and any other amounts due and payable by the Borrower under the Credit Agreement on or prior to the date hereof. Section 4. Miscellaneous. 4.1 Representations and Warranties. The Borrower, by signing below, hereby represents and warrants to the Administrative Agent and the Lenders that: (i) the Borrower has the legal power and authority to execute and deliver this Amendment;

NAI-1538763146v17 5 (ii) the officer executing this Amendment on behalf of the Borrower has been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions hereof; (iii) the execution and delivery hereof by the Borrower and the performance and observance by the Borrower of the provisions hereof do not violate or conflict with the organizational documents of the Borrower or any law applicable to the Borrower or result in a breach of any provision of or constitute a default under any other material agreement, instrument or document binding upon or enforceable against the Borrower; (iv) after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (v) the Borrower does not have any claim or offset against, or defense or counterclaim to, any obligations or liabilities of the Borrower under the Credit Agreement or any other Loan Document; (vi) this Amendment constitutes a valid and binding obligation of the Borrower in every respect, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies; and (vii) each of the representations and warranties set forth in Article III of the Credit Agreement is true and correct in all material respects as of the date hereof, except to the extent that any thereof expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made. 4.2 Credit Agreement Unaffected. Each reference to the Credit Agreement or in any other Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. Except as expressly provided herein, this Amendment shall not constitute an amendment or waiver of any other provision of the Credit Agreement or any other Loan Document. 4.3 Waiver. The Borrower, by signing below, hereby waives and releases the Administrative Agent, each Lender and their respective Related Parties from any and all claims, offsets, defenses and counterclaims arising out of or related to the transactions contemplated by this Amendment or any of the other Loan Documents, or any act, omission or event occurring in connection herewith or therewith, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto. 4.4 Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof. 4.5 Counterparts This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or electronic (i.e., “pdf” or “tif”) signature,

NAI-1538763146v17 6 each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. 4.6 Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, PURSUANT TO SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. TO THE FULLEST EXTENT PERMITTED BY LAW, THE BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK GOVERNS THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS. 4.7 JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. [Signature pages follow]

[COMPOSECURE –AMENDMENT NO. 2 TO THIRD A&R CREDIT AGREEMENT] IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written. COMPOSECURE, L.L.C., as the Borrower By:_____________________________________ Name: Timothy W. Fitzsimmons Title: Chief Financial Officer ARCULUS HOLDINGS, L.L.C., By:_________________________________ Name: Timothy W. Fitzsimmons Title: Chief Financial Officer COMPOSECURE HOLDINGS, L.L.C., as Holdings By:_________________________________ Name: Timothy W. Fitzsimmons Title: Chief Financial Officer DocuSign Envelope ID: 96616831-731B-4423-9840-4F6DD680652B

NAI-1538763146v16 [COMPOSECURE –AMENDMENT NO. 2 TO THIRD A&R CREDIT AGREEMENT] JPMORGAN CHASE BANK, N.A., as the Administrative Agent and as a Lender By: Name: Title: Executive Director Katherine Cabana

NAI-1538763146v16 [COMPOSECURE –AMENDMENT NO. 2 TO THIRD A&R CREDIT AGREEMENT] City National Bank as a Lender By: Name: Brett Altman Title: Vice President

East West Bank
as a Lender

By: ______________________________
Name: Klaudia Pogace
Title: AVP

[COMPOSECURE –AMENDMENT NO. 2 TO THIRD A&R CREDIT AGREEMENT]

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